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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): June 29, 2006


                          GS Mortgage Securities Corp.
              (as depositor for the GSAA Home Equity Trust 2006-10
                 formed pursuant to a Master Servicing and Trust
                   Agreement, relating to the GSAA Home Equity
            Trust 2006-10, Asset-Backed Certificates, Series 2006-10)
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       333-132809                 13-3387389
        --------                       ----------                 ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


   85 Broad Street, New York, New York                                  10004
----------------------------------------                             ----------
(Address of Principal Executive Offices)                             (Zip Code)



                                 (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
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         On June 29, 2006 (the "Closing Date"), GS Mortgage Securities Corp.
(the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as custodian, and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer"), securities administrator and as a custodian of GSAA Home Equity Trust 2006-10, Asset-Backed Certificates, Series 2006-10 (the "Certificates"), issued in twenty-one classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of June 1, 2006 of $691,832,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of June 26, 2006, by and between the Company and the Underwriter. A copy of the Trust Agreement and certain other agreements entered into by or on behalf of the Company on the Closing Date have been previously filed as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the GSAA Home Equity Trust 2006-10 on July 14, 2006 (Accession No. 0000905148-06-004873)(the "Initial
8-K"). The description of those agreements, together with the derivatives contract and other purchase and servicing agreements identified in the Initial 8-K, are hereby incorporated herein by reference.

      In addition to the documents described in the Initial 8-K, on the Closing Date, the Company also entered into the following:

      On June 29, 2006, the Company entered into an Assignment Agreement (the "CHLS Step 1 Assignment Agreement") dated as of June 29, 2006, among Countrywide Home Loans Servicing, LP ("CHLS"), Countrywide Home Loans, Inc. ("Countrywide"), the Company and GSMC. The CHLS Step 1 Assignment Agreement is annexed hereto as
Exhibit 99.1.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "CHLS Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, CHLS, Countrywide, the Trustee and the Master Servicer. The CHLS Step 2 Assignment Agreement is annexed hereto as Exhibit 99.2.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9  Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a)   Financial statements of businesses acquired:
      --------------------------------------------

      Not applicable.

(b)   Pro forma financial information:
      --------------------------------

      Not applicable.

(c)   Exhibits:
      ------------------------------------------------------------------------
Exhibit 99.1 CHLS Step 1 Assignment Agreement, dated as of June 29, 2006, among CHLS, Countrywide, GSMC and the Company.

Exhibit 99.2 CHLS Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, CHLS, Countrywide, the Trustee and the Master Servicer.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   July 19, 2006


                                                GS MORTGAGE SECURITIES CORP.


                                                By:  /s/ Michelle Gill
                                                   -------------------------
                                                   Name:  Michelle Gill
                                                   Title: Vice President

                                  Exhibit Index
                                  -------------

Exhibit Index
-------------

Item 601(a) of
Regulation S-K                                      Description                            Paper (P) or Electronic (E)
--------------                                      -----------                            ---------------------------
         99.1             CHLS Step 1 Assignment Agreement, dated as of June 29, 2006,                     E
                          among CHLS, Countrywide, GSMC and the Company.

         99.2             CHLS Step 2 Assignment Agreement, dated as of June 29, 2006,                     E
                          among the Company, CHLS, Countrywide, the Trustee and the
                          Master Servicer.